EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report of the smaller reporting company of Hybrid Dynamics Corporation (the Company) on Form 10-Q filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark Klein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ MARK KLEIN
       Mark Klein
       Chief Executive Officer
       Hybrid Dynamics Corporation

Date: August 12, 2009